Exhibit 10.2

FORTINET, INC.

AMENDED AND RESTATED 2000 STOCK PLAN

(as amended and restated through July 22, 2009)

1.	Purposes of the Plan.

The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.	Definitions.

(a)            “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)            “Applicable Laws” means the requirements relating to the administration of stock option plans under state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(c)            “Board” means the Board of Directors of the Company.

(d)            “Code” means the Internal Revenue Code of 1986, as amended.

(e)            “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(f)            “Common Stock” means the Common Stock of the Company.

(g)            “Company” means Fortinet, Inc., a Delaware corporation.

(h)            “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(i)            “Director” means a member of the Board of Directors of the Company.

(j)            “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)            “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)            “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or traded on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)            If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day determination; or

(iii)            In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n)            “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(o)            “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p)            “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)            “Option” means a stock option granted pursuant to the Plan.

(r)            “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(s)            “Option Exchange Program” means a program under which (i) outstanding Options and Stock Purchase Rights are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Optionees would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is reduced or increased. The Administrator will determine the terms and conditions of any Option Exchange Program in its sole discretion.

(t)            “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(u)            “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(v)            “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)            “Plan” means the Fortinet, Inc. 2000 Stock Plan.

(x)            “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(y)            “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(z)            “Securities Act” means the Securities Act of 1933, as amended.

(aa)            “Service Provider” means an Employee, Director or Consultant.

(bb)            “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.

(cc)            “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.

(dd)            “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to options and sold under the Plan is 21,500,000 Shares. There is no maximum number of Shares with respect to which options may be granted to any one Optionee, in the aggregate, in any calendar year. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.	Administration of the Plan.

(a)            Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)            Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)            to determine Fair Market Value;

(ii)            to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)            to determine the number of Shares to be covered by each such award granted hereunder;

(iv)            to approve forms of agreement for use under the Plan;

(v)            to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)            to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

(vii)            to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)            to initiate an Option Exchange Program;

(ix)            to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)            to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)            to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c)            Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.	Eligibility.

(a)            Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. For purposes of this Section 5(a), “Service Providers” shall include prospective Service Providers to whom Options or Stock Purchase Rights are granted in connection with written offers of a service relationship with the Company or any Parent or Subsidiary. Any person who is not an Employee on the effective date of the grant of an Option may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee on the condition that such individual become an Employee shall be deemed granted effective on the date such person begins service with the Company or any Parent or Subsidiary. The exercise price of such Incentive Stock Options shall be determined as of such date in accordance with Section 8.

(b)            Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time of the Option with respect to such Shares is granted.

(c)            Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the

Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

6.	Term of Plan.

The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7.	Term of Option.

The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.	Option Exercise Price and Consideration.

(a)            The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)            In the case of an Incentive Stock Option

(A)            granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)            granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)            In the case of a Nonstatutory Stock Option

(A)            granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)            Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)            The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option; have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) to the extent that a Stock Option Agreement so provides, and if the Common Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes, (7) to the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes, (8) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by Applicable Law or (9) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.            Exercise of Option.

(a)            Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company’ or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)            Termination of Relationship as a Service Provider. If an Optionee’s status as a Service Provider terminates, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)            Disability of Optionee. If an Optionee’s status as a Service Provider terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)            Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months)

to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)            Buy-Out Provision. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.            Non-Transferability of Options and Stock Purchase Rights.

Unless determined otherwise by the Administrator and except as provided for in Section 9(e), the Options (and, prior to exercise, the Shares to be issued upon exercise of Options) and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (each as defined in Section 16a-1(b) of the Exchange Act) with respect to such securities, other than (i) by will, (ii) by the laws of descent or distribution, or (iii) subject to approval of the Administrator, as permitted by Rule 701 of the Securities Act. Unless determined otherwise by the Administrator, the Option and Stock Purchase Right may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.            Stock Purchase Rights.

(a)            Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.

(b)            Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(c)            Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)            Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12.            Changes in Capitalization; Dissolution or Liquidation; Change of Control.

(a)            Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b)            Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)            Change of Control. In the event of (1) a merger or consolidation of the Company with or into any other corporation or corporations (but excluding any transaction or series of transactions effected solely for the purpose of reincorporating the Company into another jurisdiction and any transaction(s) in which the stockholders of the Company immediately prior to such transaction(s) control, immediately after consummation of the transaction(s), more than 50% of the voting power of the surviving entity) or (2) a sale of all or substantially all of the assets of the Company (collectively referred to as a “Change of Control”), each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation (or its Parent or Subsidiary company) refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right is not assumed or substituted for in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days or such other period of time as the Administrator shall determine from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the Change of Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or Stock Purchase Right immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

13.            Time of Granting Options and Stock Purchase Rights.

The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.            Amendment and Termination of the Plan.

(a)            Effective Date; Term of Plan. This Plan shall become effective as determined by the Board of Directors, but no Options granted under this Plan shall be exercised and no grants of Restricted Stock shall have their restrictions lapse unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date this Plan is adopted by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 14.

(b)            Amendment and Termination. The Board of Directors in its sole discretion may terminate this Plan at any time. The Board of Directors may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided, that any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 12 of this Plan, shall require approval of the holders of a majority of the outstanding Shares entitled to vote.

(c)            Effect of Termination. In the event this Plan is terminated, no Shares shall be issued under this Plan, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to an Optionee, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

15.            Conditions Upon Issuance of Shares.

(a)            Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)            Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Administrator may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.            Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.            Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.            Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

19.            Information to Optionees. Until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act, the Company shall provide to each Optionee the information described in Rule 701 paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Optionees or by written notice to the Optionees of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Optionees agree to keep the information to be provided pursuant to this section confidential. If an Optionee does not agree to keep the information to be provided pursuant to this section confidential, then the Company is not required to provide the information.

FORTINET, INC.

2000 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT.

Name:

Address:

Country:

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:

Term/Expiration Date:

Exercise and Vesting Schedule:

So long as Optionee is a Service Provider, this Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule:

[No Shares subject to the Option shall vest until the first anniversary date of the Vesting Commencement Date (the “Anniversary Date”). Upon the first Anniversary Date  1/4 of the Shares subject to the Option shall vest, and thereafter 1/48 of the Shares subject to the Option shall vest on the last day of each full month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates.]

Termination Period.

This Option may be exercised, to the extent it is then vested, for three months after Optionee ceases to be a Service Provider. Notwithstanding the foregoing, upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for one year after Optionee ceases to be Service Provider. In no event shall this Option be exercised after the Term/Expiration Date as provided above.

II.	AGREEMENT.

A.            Grant of Option.

The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”) an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

B.            Exercise of Option.

This Option shall be exercised during its term in accordance with the provisions of Section 9 of the Plan as follows:

1.            Right to Exercise.

(i)            This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to the Option shall vest based on continued employment of Optionee with the Company.

(ii)            This Option may not be exercised for a fraction of a Share.

2.            Method of Exercise.

This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

C.            Optionee’s Representations.

In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

D.            Lock-Up Period.

Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

E.            Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)             cash;

(b)             check;

(c)            consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)            surrender of other Shares which: (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

(e)             any other method authorized by the Plan, so long as the Company agrees.

F.            Restrictions on Exercise.

This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

G.            Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

H.            Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

I.            Tax Consequences.

Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

1.            Exercise of ISO.

If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an item of adjustment to the alternative minimum taxable income for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

2.            Exercise of ISO Following Disability or Death.

If the Optionee ceases to be an Employee as a result of a disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

3.            Exercise of Nonstatutory Stock Option.

There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

4.            Disposition of Shares.

In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares. Any additional gain will be taxed as capital gain, either at short-term or long-term, depending on the period that the ISO Shares were held.

5.            Notice of Disqualifying Disposition of ISO Shares.

If the Option granted to Optionee herein is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

J.            Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of California.

K.            No Guarantee of Continued Service.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

[Remainder of page intentionally left blank.]

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	FORTINET, INC.

Residence Address

FORTINET, INC.

2000 STOCK PLAN

INTERNATIONAL STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2000 Stock Plan (the “Plan”) shall have the same defined meanings in this International Stock Option Agreement (“Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT.

Name:

Address:

Country:

You have been granted an Option to purchase Shares of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option: U.S. Nonstatutory Option

Term/Expiration Date:

Exercise and Vesting Schedule:

So long as Optionee is a Service Provider, this Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule:

[No Shares subject to the Option shall vest until the first anniversary date of the Vesting Commencement Date (the “Anniversary Date”). Upon the first Anniversary Date 1/4 of the Shares subject to the Option shall vest, and thereafter 1/48 of the Shares subject to the Option shall vest on the last day of each full month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates.]

Pursuant to the terms of the Plan, vesting of the Option shall be tolled during any unpaid leave of absence of the Optionee. However, this will not be applied if contrary to local law.

Termination Period.

This Option may be exercised, to the extent it is then vested, for up to three months after Optionee ceases to be a Service Provider. Notwithstanding the foregoing, upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for up to one year after Optionee ceases to be Service Provider. In no event shall this Option be exercised after the Term/Expiration Date as provided above.

II.	AGREEMENT.

A.	Grant of Option.

The Administrator of the Company hereby grants to the optionee (the “Optionee”) named in the Notice of Grant incorporated as Part I of this Option Agreement, an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

B.	Exercise of Option.

This Option shall be exercised during its term in accordance with the provisions of Section 9 of the Plan as follows:

1.	Right to Exercise.

(i)            This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Option Agreement, Shares subject to the Option shall vest based on continued employment of Optionee with the Optionee’s employer (the “Employer”).

(ii)            This Option may not be exercised for a fraction of a Share.

2.	Method of Exercise.

This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws.

C.	Optionee’s Representations.

In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the U.S. Commissioner of Corporations attached to such Investment Representation Statement.

D.	Lock-Up Period.

Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

E.	Method of Payment

1.	Method of Payment for Optionees Not Resident in China.

For Optionees not resident in China, payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)	cash;

(b)	check;

(c)	consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)	any other method authorized by the Plan, so long as the Company agrees.

2.	Method of Payment for Optionees Resident in China.

Due to legal restrictions in China, Optionees resident in China must use the cashless sell-all method of exercise, whereby all the Shares the Optionee is entitled to at exercise are immediately sold and the proceeds less the Exercise Price, applicable taxes and brokers’ fees, if any, are remitted to Optionee in cash. Pursuant to a cashless sell-all exercise, Optionee must deliver, together with such other documentation as the Company in its sole and absolute discretion shall require, irrevocable instructions to an approved broker to (i) sell the Shares issuable upon exercise of the Option; and (ii) deliver to the Company the amount of sale proceeds required to pay the Exercise Price and any withholding taxes and brokers’ fees. Because this exercise method requires Shares to be sold, exercises will not be permitted until the Company’s Shares become publicly traded on a regulated U.S. stock exchange.

F.	Restrictions on Exercise.

This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

G.	Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

H.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

I.	Entire Agreement.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

J.	No Guarantee of Continued Service.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY

BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE EMPLOYER (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE EMPLOYER’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE IN ACCORDANCE WITH APPLICABLE LAWS.

K.	Responsibility for Taxes.

Regardless of any action the Company or the Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Optionee hereby acknowledges that the ultimate liability for all Tax-Related Items legally due by the Optionee is and remains the Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option grant, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate the Optionee’s liability for Tax-Related Items.

Prior to exercise of this Option, the Optionee shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, Optionee hereby authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Optionee from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Shares that the Optionee acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, the Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Optionee’s participation in the Plan or the Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if the Optionee fails to comply with the Optionee’s obligations in connection with the Tax-Related Items as described in this Section K.

L.	Nature of Grant.

In accepting the Option grant, Optionee acknowledges that:

1.

the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Option Agreement;

2.

the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

3.	all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

4.

the Optionee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Optionee’s employment relationship at any time with or without cause in accordance with applicable laws;

5.	the Optionee is voluntarily participating in the Plan;

6.

this Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the Optionee’s employment contract, if any;

7.

this Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

8.

in the event that the Optionee is not an employee of Company, this Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, this Option grant will not be interpreted to form an employment contract with the Employer or any subsidiary or affiliate of the Company;

9.	the future value of the Shares is unknown and cannot be predicted with certainty;

10.	if the Shares do not increase in value, this Option will have no value;

11.	if the Optionee exercises this Option and obtains the Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the exercise price;

12.

in consideration of the grant of this Option, no claim or entitlement to compensation or damages shall arise from termination of this Option or diminution in value of this Option or the Shares purchased through exercise of this Option resulting from termination of the Optionee’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Option Agreement, the Optionee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and

13.

in the event of termination of the Optionee’s employment (whether or not in breach of local labor laws), the Optionee’s right to receive this Option and vest in this Option under the Plan, if any, will terminate effective as of the date that the Optionee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of employment (whether or not in breach of local labor laws), the Optionee’s right to exercise this Option after termination of employment, if any, will be measured by the date of termination of the Optionee’s active employment and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively employed for purposes of this Option grant.

M.	Data Privacy.

Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this document by and among, as applicable, the Employer, and the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

Optionee understands that the Company and the Employer may hold certain personal information about him or her, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. Optionee understand that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any shares of stock acquired upon exercise of this Option. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact the local human resources representative.

N.	Governing Law; Venue for Litigation.

This Option grant and the provisions of this Option Agreement are governed by, and subject to, the internal substantive laws but not the choice of law rules of the State of California.

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Option Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

O.	Language.

If the Optionee has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

P.	Consent to Receive Information in English for Quebec Employees.

The parties acknowledge that it is their express wish that the present agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la présente convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, reliés directement ou indirectement à la présente convention.

Q.	Electronic Delivery.

The Company may, in its sole discretion, decide to deliver any documents related to this Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request the Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

R.	Severability.

The provisions of this Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	FORTINET, INC.

Residence Address

FORTINET, INC.

2000 STOCK PLAN

STOCK OPTION AGREEMENT

FOR EMPLOYEES IN THE UNITED KINGDOM

Unless otherwise defined herein, the terms defined in the 2000 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement for employees in the United Kingdom (“Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT.

Name:

Address:

Country:

You have been granted an Option to purchase Shares of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option: U.S. Nonstatutory Option/ Non-Approved UK Option

Term/Expiration Date:

Exercise and Vesting Schedule:

So long as Optionee is a Service Provider, this Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule:

[No Shares subject to the Option shall vest until the first anniversary date of the Vesting Commencement Date (the “Anniversary Date”). Upon the first Anniversary Date  1/4 of the Shares subject to the Option shall vest, and thereafter  1/48 of the Shares subject to the Option shall vest on the last day of each full month thereafter, subject to Optionee’s continuing to be a Service Provider on such dates.]

Pursuant to the terms of the Plan, vesting of the Option shall be tolled during any unpaid leave of absence of the Optionee. However, this will not be applied if contrary to local law.

Termination Period.

This Option may be exercised, to the extent it is then vested, for up to three months after Optionee ceases to be a Service Provider. Notwithstanding the foregoing, upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for up to one year after Optionee ceases to be Service Provider. In no event shall this Option be exercised after the Term/Expiration Date as provided above.

II.	AGREEMENT.

A.	Grant of Option.

The Administrator of the Company hereby grants to the optionee (the “Optionee”) named in the Notice of Grant incorporated as Part I of this Option Agreement, an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Notwithstanding Section 9(e) of the Plan, in no event shall the Option be paid in cash. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

It shall be a term of the grant of the Option that the Optionee shall jointly with the Optionee’s employer (the “Employer”) enter into a joint election within section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) at the time of the execution of the Option Agreement in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in sections 423 and 424 of ITEPA 2003), and not to revoke such election prior to exercise of the Option in its entirety. This election will be to treat the Shares the Optionee acquires pursuant to the exercise of the Option as if they were not Restricted Securities (for U.K. tax purposes only).

B.	Exercise of Option.

This Option shall be exercised during its term in accordance with the provisions of Section 9 of the Plan as follows:

1.	Right to Exercise.

(i)            This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Option Agreement, Shares subject to the Option shall vest based on continued employment of Optionee with the Employer.

(ii)            This Option may not be exercised for a fraction of a Share.

2.	Method of Exercise.

This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws.

C.	Optionee’s Representations.

In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the U.S. Commissioner of Corporations attached to such Investment Representation Statement.

D.	Lock-Up Period.

Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

E.	Method of Payment

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)	cash;

(b)	check;

(c)	consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)	any other method authorized by the Plan, so long as the Company agrees.

F.	Restrictions on Exercise.

This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

G.	Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

H.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

I.	Entire Agreement.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

J.	No Guarantee of Continued Service.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE EMPLOYER (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT

AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE EMPLOYER’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE IN ACCORDANCE WITH APPLICABLE LAWS.

K.	Responsibility for Taxes.

Regardless of any action the Company or the Employer takes with respect to any or all income tax, Primary or Secondary Class 1 National Insurance Contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Optionee hereby acknowledges that the ultimate liability for all Tax-Related Items legally due by the Optionee is and remains the Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option grant, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate the Optionee’s liability for Tax-Related Items.

Prior to exercise of this Option, the Optionee shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, Optionee hereby authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Optionee from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Shares that the Optionee acquires to meet the withholding obligation for Tax-Related Items, and/or (2) if payment of the Tax-Related Items is not otherwise recovered from the Optionee, withhold in Shares otherwise issuable to the Optionee, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, the Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Optionee’s participation in the Plan or the Optionee’s purchase of Shares that cannot be (or has not been) satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if the Optionee fails to comply with the Optionee’s obligations in connection with the Tax-Related Items as described in this Section K.

Without limitation to the above, the Optionee agrees that he or she will pay or make adequate arrangements satisfactory to the Company and/or the Employer and/or any of the Company’s affiliates to satisfy all income tax and Primary or Secondary Class 1 National Insurance Contributions that are required to be withheld and accounted to HM Revenue & Customs (“HMRC”) or other revenue authority in relation to or in connection with this Option, including (without limitation) in connection with the exercise of the Option, the acquisition of Shares pursuant to the exercise of the Option, the assignment (if applicable) or release of the Option in return for consideration and/or the receipt of any other benefit in money or in money’s worth in connection with the Option (each a “Chargeable Event”). The Optionee further agrees that the Company and/or the Employer and/or any of the Company’s affiliates may collect any income tax and Primary or Secondary Class 1 National Insurance Contributions that are required to be withheld by any of the methods set out in this Section K.

In the event that the Company or the Employer is unable to withhold or collect any tax due pursuant to this Section, within 90 days of the Chargeable Event (the “Due Date”) or such other period specified in Section 222(1)(c) of ITEPA 2003, the Company, the Employer and the Optionee hereby agree that the amount of the uncollected tax shall constitute a loan owed by the Optionee to the Employer, effective on the Due Date. The Optionee agrees that the loan will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in this Section K. The Optionee agrees that the loan will bear interest at the then-current HMRC official rate. The Optionee also authorizes the Company to withhold the transfer of any Shares unless and until the loan is repaid in full.

L.	Joint Election.

As a condition of exercising the Option, the Optionee agrees to accept any liability for Secondary Class 1 National Insurance Contributions (“Employer NICs”) which may be payable by the Company or the Employer as a result of any Chargeable Event. To accomplish the foregoing, the Optionee agrees to execute a joint election between the Company and/or the Employer and the Optionee (the “Election”) in the form approved by HMRC and Optionee agrees to execute such further joint elections as may be required between the Optionee and any successor to the Company and/or the Employer. If the Optionee does not enter into an Election prior to a Chargeable Event (generally exercise), or if the Election is revoked at any time by HMRC, the Option shall become null and void without any liability to the Company and/or the Employer, may not be exercised and shall lapse with immediate effect. The Optionee further agrees that the Company and/or the Employer may collect the Employer NICs from the Optionee by any of the means set forth in Section K of this Option Agreement.

M.	Nature of Grant.

In accepting the Option grant, Optionee acknowledges that:

1.

the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Option Agreement;

2.

the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

3.	all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

4.

the Optionee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Optionee’s employment relationship at any time with or without cause in accordance with applicable laws;

5.	the Optionee is voluntarily participating in the Plan;

6.

this Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the Optionee’s employment contract, if any;

7.

this Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

8.

in the event that the Optionee is not an employee of Company, this Option grant will not be interpreted to form an employment contract with the Company; and furthermore, this Option grant will not be interpreted to form an employment contract with the Employer or any subsidiary or affiliate of the Company;

9.	the future value of the Shares is unknown and cannot be predicted with certainty;

10.	if the Shares do not increase in value, this Option will have no value;

11.	if the Optionee exercises this Option and obtains the Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the exercise price;

12.

in consideration of the grant of this Option, no claim or entitlement to compensation or damages shall arise from termination of this Option or diminution in value of this Option or the Shares purchased through exercise of this Option resulting from termination of the Optionee’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Option Agreement, the Optionee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and

13.

in the event of termination of the Optionee’s employment (whether or not in breach of local labor laws), the Optionee’s right to receive this Option and vest in this Option under the Plan, if any, will terminate effective as of the date that the Optionee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of employment (whether or not in breach of local labor laws), the Optionee’s right to exercise this Option after termination of employment, if any, will be measured by the date of termination of the Optionee’s active employment and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively employed for purposes of this Option grant.

N.	Data Privacy.

Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this document by and among, as applicable, the Employer, and the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

Optionee understands that the Company and the Employer may hold certain personal information about him or her, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere (including outside the European Economic Area), and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. Optionee understand that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any shares of stock acquired upon exercise of this Option. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact the local human resources representative.

O.	Governing Law; Venue for Litigation.

This Option grant and the provisions of this Option Agreement are governed by, and subject to, the internal substantive laws but not the choice of law rules of the State of California.

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Option Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

P.	Electronic Delivery.

The Company may, in its sole discretion, decide to deliver any documents related to this Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request the Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Q.	Severability.

The provisions of this Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	FORTINET, INC.

Residence Address

FORTINET, INC.

AMENDED AND RESTATED 2000 STOCK PLAN

National Insurance Contributions Election

1.	Parties

This Election is between:

(A)

                         (the “Optionee”), who is eligible to receive options (“Options”) granted by Fortinet, Inc. of 1090 Kifer Road, Sunnyvale, CA 94086, United States of America (the “Company”) pursuant to the amended and restated 2000 Stock Plan (as amended and restated through March 31, 2006) (the “Plan”), and

(B)	Fortinet UK Limited with registered offices c/o Mazars LLP, Sovereign Court, Witan Gate, Milton Keynes MK9 2HP, United Kingdom (the “Employer”), which employs the Optionee.

2.	Purpose of Election

2.1

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions arising in respect of Relevant Employment Income (as defined in paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) with respect to Options granted under the Plan (the “Employer’s Liability”) and (without limitation to the above) applies in relation to the Employer’s Liability arising on:

(i)	the acquisition of employment related securities pursuant to the exercise of the Options; and/or

(ii)	the assignment (if applicable) or release of the Options in return for consideration; and/or

(iii)	the receipt of any other benefit in money or money’s worth in connection with the Options,

(each, a “Taxable Event”).

2.2	This Election applies to all Options granted to the Optionee under the Plan on or after , up to the termination date of the Plan.

3.	The Election

The Optionee and the Employer jointly elect that the entire liability of the Employer to pay the Employer’s Liability on any Taxable Event is hereby transferred to the Optionee. The Optionee understands that by signing this Election he or she will become personally liable for the Employer’s Liability covered by this Election.

4.	Payment of the Employer’s Liability

4.1	The Optionee hereby authorises the Employer and/or the Company to collect the Employer’s Liability from the Optionee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Optionee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Optionee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Optionee, for the sale of some of the securities which the Optionee is entitled to receive pursuant to the exercise of the Option(s).

4.2	The Employer hereby reserves for itself and the Company the right to withhold the transfer of any securities to the Optionee until full payment of the Employer’s Liability is received.

4.3	The Employer agrees to remit the Employer’s Liability to HM Revenue & Customs on behalf of the Optionee within 14 days after the end of the UK tax month during which the Taxable Event occurs.

5.	Duration of Election

5.1

The Optionee and the Employer agree to be bound by the terms of this Election regardless of whether the Optionee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the date the Optionee and the Employer agree in writing that it should cease to have effect;

(ii)	the date the Employer serves written notice on the Optionee terminating its effect;

(iii)	the date HM Revenue & Customs withdraws approval of this Election; or

(iv)	the date the Election ceases to have effect according to its terms.

Signed by:

The Optionee

Date:

Signed for and on behalf of Fortinet UK Ltd:

The Employer:

Position:

FORTINET, INC.

2000 STOCK PLAN

STOCK OPTION AGREEMENT FOR OPTIONEES IN FRANCE

Unless otherwise defined herein, the terms defined in the 2000 Stock Plan (the “U.S. Plan”) and the Rules for the Grant of Stock Options to Optionees in France (the “French Plan” and in conjunction with the U.S. Plan, the “Plan”) shall have the same defined meanings in this Stock Option Agreement for Optionees in France (“Option Agreement”). To the extent that any term is defined in both the U.S. Plan and the French Plan, for purposes of this grant of a French-qualified Option, the definitions in the French Plan shall prevail.

I.	NOTICE OF GRANT OF FRENCH-QUALIFIED STOCK OPTION.

Name:

Address:

Country:

You have been granted an Option to purchase Shares of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Grant Date:

Vesting Commencement Date:

Exercise Price per share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option: U.S. Nonstatutory Option complying with the terms of the French Plan which apply to the grant of French-qualified Options.

Term/Expiration Date: 9 years and 6 months from the Effective Grant Date (as defined in the French Plan).

Sale Restriction: The Shares issued upon exercise of this Option may not be sold or otherwise transferred until the fourth (4th) anniversary of the Effective Grant Date (with a maximum restriction on sale of three (3) years from the date the Option is exercised) or such other date as may be required to comply with the applicable holding period for French-qualified Options, except as set out in Termination Period provision below or as otherwise permitted under French law.

Exercise and Vesting Schedule:

So long as Optionee is an Employee or a corporate officer of the Company or any Parent or Subsidiary, this Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule:

[Regardless of any provisions to the contrary in this Agreement or in the Plan, no Shares subject to the Option shall vest until the first anniversary date of the Effective Grant Date (the “Anniversary Date”) except in the event of death of Optionee. Upon the first Anniversary Date 1/4 of the Shares subject to the Option shall vest, and thereafter 1/48 of the Shares subject to the Option shall vest on the last day of each full month thereafter, subject to Optionee’s continuing to be an Employee or a corporate officer of the Company or any Parent or Subsidiary.]

Pursuant to the terms of the Plan, vesting of the Option shall be tolled during any unpaid leave of absence of the Optionee. However, this will not be applied if contrary to local law.

Termination Period.

This Option may be exercised, to the extent it is then vested, for up to three months after Optionee ceases to be an Employee or a corporate officer of the Company or any Parent or Subsidiary. The restriction on the sale of Shares described in Section G of this Option Agreement will continue to apply even in case of termination of the Optionee unless the termination is due to dismissal or forced retirement according to the conditions of Section 91 ter of the Annex II of the French tax Code and as construed by the applicable guidelines. Notwithstanding the foregoing, upon death of the Optionee, this Option may be exercised, in accordance with Section 7 of the French Plan. In the event Optionee ceases to be an Employee or a corporate officer of the Company or any Parent or Subsidiary by reason of Disability (as defined under the French Plan), this Option may be exercised, to the extent it is then vested, for up to one year after Optionee ceases to be an Employee or a corporate officer. Further, should Optionee cease to be an Employee or a corporate officer of the Company or any Parent or Subsidiary by reason of death or Disability, the restriction on the sale of Shares described in Section G of the Option Agreement, will not apply to the Shares acquired upon exercise of the Option, provided all required conditions are satisfied. In no event shall this Option be exercised after the Term/Expiration Date as provided above, except in the event of Optionee’s death.

II.	AGREEMENT.

A.	Grant of Option.

The Administrator of the Company hereby grants to the optionee (the “Optionee”) named in the Notice of Grant incorporated as Part I of this Option Agreement, as of the Effective Grant Date, an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. Optionee understands and agrees that the Option is offered subject to and in accordance with the terms of the Plan (which includes the U.S. Plan and the French Plan). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in this Option Agreement.

This Option is intended to be a French-qualified Option that qualifies for the favorable tax and social security regime in France, as set forth in the French Plan. Certain events may affect the status of the Option as a French-qualified Option and the Option may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the French-qualified Option during the life of the Option, and the Optionee will not be entitled to any damages if the Option no longer qualifies as a French-qualified Option.

B.	Exercise of Option.

This Option shall be exercised during its term in accordance with the provisions of Section 5 of the French Plan as follows:

1.	Right to Exercise.

(i)

This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Option Agreement, Shares subject to the Option shall vest based on continued employment of Optionee with the Optionee’s employer (the “Employer”).

(ii)	This Option may not be exercised for a fraction of a Share.

2.	Method of Exercise.

This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the

Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws.

C.	Optionee’s Representations.

In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the U.S. Commissioner of Corporations attached to such Investment Representation Statement.

D.	Lock-Up Period.

Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

E.	Method of Payment.

Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)	cash;

(ii)	check;

(iii)

consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan if such exercise occurs after the Sale Restriction described in Section G. is no longer applicable; or

(iv)	any other method authorized by the Plan, so long as the Company agrees.

F.	Restrictions on Exercise.

This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

G.	Restriction on Sale of Shares.

1.            After issuance of the Shares to the Optionee upon exercise of the Option, the Optionee will not be permitted to sell, transfer, or assign the Shares until the fourth (4th) anniversary of the Effective Grant Date, or such other date as is required to comply with the applicable compulsory holding period for French-qualified options set forth by Section 163 bis C of the French Tax Code. The restriction on the sale of Shares described in Section G of the Option Agreement will continue to apply even in case of termination of the Optionee unless the termination is due to death or Disability of the Optionee or is due to dismissal or forced retirement according to the conditions set forth in Section 91 ter of the Annex II of the French tax Code and as construed by the applicable guidelines. In no event will the restriction on the sale of the Shares exceed a period of three (3) years from the date the Option is exercised. If the holding period applicable to Shares underlying the French-qualified Option is not met, this Option may not receive favorable tax and social security treatment under French law. In this case, the Optionee accepts and agrees that he or she will be responsible for paying personal income tax and his or her portion of social security contributions resulting from exercise of the Option.

2.            At the Company’s discretion, the share certificates for all Shares subject to the French-qualified Option may bear a legend setting forth the restriction on sale for the time period set out in this Section G. In addition, the share certificates may be held until the expiration of the holding period, at the Company’s discretion, either (a) by the Company, (b) by a transfer agent designated by the Company, (c) in an account in the name of the Optionee with a broker designated by the Company, or (d) in such manner as the Company may otherwise determine in compliance with French law.

H.	Non-Transferability of Option.

This Option may not be transferred or assigned in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

I.	Term of Option.

Except in the event of Optionee’s death, this Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

J.	Entire Agreement.

The Plan is incorporated herein by reference. The Plan (including the French Plan) and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

K.	No Guarantee of Continued Service.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR A CORPORATE OFFICER AT THE WILL OF THE EMPLOYER (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR A CORPORATE OFFICER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE EMPLOYER’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE OR A CORPORATE OFFICER AT ANY TIME, WITH OR WITHOUT CAUSE IN ACCORDANCE WITH APPLICABLE LAWS.

L.	Responsibility for Taxes.

Regardless of any action the Company or the Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Optionee hereby acknowledges that the ultimate liability for all Tax-Related Items legally due by the Optionee is and remains the Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option grant, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate the Optionee’s liability for Tax-Related Items.

Prior to exercise of this Option, the Optionee shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, Optionee hereby authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Optionee from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer within the limits set forth by French law or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under French law, the Company may (1) sell or arrange for the sale of Shares that the Optionee acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Optionee acknowledges and agrees that if Tax-Related Items are satisfied by withholding from the proceeds of the sale of the Shares and the amount withheld is in excess of the amount due, the Company and/or the Employer will refund the excess amount to

Optionee as soon as administratively practicable and without interest. Finally, the Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Optionee’s participation in the Plan or the Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if the Optionee fails to comply with the Optionee’s obligations in connection with the Tax-Related Items as described in this section.

M.	Nature of Grant.

In accepting the Option grant, Optionee acknowledges that:

1.

the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Option Agreement;

2.

the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

3.	all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

4.

the Optionee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Optionee’s employment relationship at any time with or without cause in accordance with applicable laws;

5.	the Optionee is voluntarily participating in the Plan;

6.

this Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the Optionee’s employment contract, if any;

7.

this Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

8.

in the event that the Optionee is not an employee of Company, this Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, this Option grant will not be interpreted to form an employment contract with the Employer or any subsidiary or affiliate of the Company;

9.	the future value of the Shares is unknown and cannot be predicted with certainty;

10.	if the Shares do not increase in value, this Option will have no value;

11.	if the Optionee exercises this Option and obtains the Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the exercise price;

12.

in consideration of the grant of this Option, no claim or entitlement to compensation or damages shall arise from termination of this Option or diminution in value of this Option or the Shares purchased through exercise of this Option resulting from termination of the Optionee’s employment by the Company or the Employer and the Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Option Agreement, the Optionee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and

13.

in the event of termination of the Optionee’s employment (whether or not in breach of local labor laws), the Optionee’s right to receive this Option and vest in this Option under the Plan, if any, will terminate effective as of the date that the Optionee is no longer actively employed; furthermore, in the event of termination of employment (whether or not in breach of local labor laws), the Optionee’s right to exercise this Option after termination of employment, if any, will be measured by the date of termination of the Optionee’s active employment and will not be extended by any notice period mandated under local law; the Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively employed for purposes of this Option grant.

N.	Data Privacy.

Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this document by and among, as applicable, the Employer, and the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

Optionee understands that the Company and the Employer may hold certain personal information about him or her, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, including outside the European Union, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. Optionee understand that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any shares of stock acquired upon exercise of this Option. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact the local human resources representative.

O.	Governing Law; Venue for Litigation.

This Option grant and the provisions of this Option Agreement are governed by, and subject to, the internal substantive laws but not the choice of law rules of the State of California.

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Option Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

P.	Language.

If the Optionee has received this Option Agreement or any other document related to the Plan translated into French and if the translated version is different than the English version, the English version will control.

Q.	Electronic Delivery.

The Company may, in its sole discretion, decide to deliver any documents related to this Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request the Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

R.	Severability.

The provisions of this Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	FORTINET, INC.

Residence Address